UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 29, 2025

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3811 Turtle Creek Blvd., Suite 2100, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 7.01 Regulation FD Disclosure.

On December 29, 2025, Applied Digital Corporation, a Nevada corporation (the “Company”) issued a press release announcing that it has entered into a non-binding term sheet for a proposed business combination (the “Proposed Transaction”) of its cloud computing business, Applied Digital Cloud, with EKSO Bionics Holdings, Inc. (“EKSO”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and in Exhibit 99.1 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Additional Information and Where to Find It

Depending on the transaction structure, ChronoScale (the go-forward company created as a result of the Proposed Transaction) expects to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of EKSO and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Proposed Transaction. Alternatively, EKSO may file a standalone proxy statement. In either case, the definitive proxy statement and other relevant documents will be mailed to shareholders of EKSO as of a record date to be established for voting on the Proposed Transaction and other matters as described in the Proxy Statement/Prospectus. Applied Digital and EKSO will also file other documents regarding the Proposed Transaction with the SEC. This Current Report on Form 8-K (this “Report”) does not contain all of the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF EKSO AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH EKSO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT APPLIED DIGITAL, EKSO, CHRONOSCALE AND THE PROPOSED TRANSACTION. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by ChronoScale, APPLIED DIGITAL and EKSO, without charge, once available, on the SEC’s website at www.sec.gov.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Applied Digital, EKSO, ChronoScale and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from EKSO’s shareholders in connection with the Proposed Transaction. A list of the names of such directors and executive officers, and information regarding their interests in the Proposed Transaction and their ownership of EKSO securities are, or will be, contained in EKSOs and ChronoScale filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of EKSOs shareholders in connection with the Proposed Transaction, including the names and interests of ChronoScale and EKSO’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by EKSO and ChronoScale with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Report is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Applied Digital Cloud, ChronoScale or EKSO, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the SEC contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “demonstrates,” “expect,” “project,” “intend,” “design,” “seek,” “potential,” “aim,” “may” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements regarding the parties entering into definitive documentation with respect to, and the closing of, the Proposed Transaction and the timing of the Proposed Transaction, (ii) statements regarding certain filings the parties expect to make with the SEC in connection with the Proposed Transaction, including statements regarding the filing of the preliminary and definitive proxy statement to solicit shareholder votes of the EKSO shareholders; (iii) statements regarding the business to be created by the Proposed Transaction, including the anticipated benefits of ChronoScale’s accelerated compute platform; (iv) statements regarding the combined business, (v) statements about the High Performance Computing (HPC) industry, (vi) statements of combined company’s plans and objectives, including its evolving business model, or estimates or predictions of actions by suppliers and current and potential customers, (vii) statements of future economic performance, (viii) statements of assumptions underlying other statements and statements about the combined company or its business, and (ix) statements regarding Applied Digital’s ability to scale independently. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include: our ability to negotiate and execute definitive documentation with respect to the Proposed Transaction; our ability to close the Proposed Transaction; difficulties and delays in integrating the combined business resulting from the Proposed Transaction; higher than anticipated transaction costs; our ability to realize the contemplated financial, business or strategic benefits associated with the Proposed Transaction; the ability of the combined business to retain key customers, employees and relationships; changes to AI and HPC infrastructure needs and their impact on future plans; the parties’ ability to raise additional capital to fund the combined company’s business plan; our dependence on a small number of principal customers; power or other supply disruptions and equipment failures; the parties’ inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of project and other financing to grow the combined company; decline in demand for the combined company’s products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in the Company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, on the Company’s website (www.applieddigital.com) under “Investors,” or on request from the Company. Information in this Current Report on Form 8-K is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 29, 2025	By:	/s/ Saidal L. Mohmand
	Name:	Saidal L. Mohmand
	Title:	Chief Financial Officer